UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 20, 2016

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

1-6468	Georgia Power Company (A Georgia Corporation) 241 Ralph McGill Boulevard, N.E. Atlanta, Georgia 30308 (404) 506-6526	58-0257110

The names and addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by two registrants: The Southern Company and Georgia Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
See MANAGEMENT’S DISCUSSION AND ANALYSIS - FUTURE EARNINGS POTENTIAL - “Retail Regulatory Matters - Nuclear Construction” of Georgia Power Company (“Georgia Power”) in Item 7 and Note 3 to the financial statements of The Southern Company (“Southern Company”) under “Retail Regulatory Matters - Georgia Power - Nuclear Construction” and of Georgia Power under “Retail Regulatory Matters - Nuclear Construction” in Item 8 of each company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “Form 10-K”). See also MANAGEMENT’S DISCUSSION AND ANALYSIS - FUTURE EARNINGS POTENTIAL - “Retail Regulatory Matters - Nuclear Construction” of Georgia Power and Note (B) to the Condensed Financial Statements under “Retail Regulatory Matters - Georgia Power - Nuclear Construction” in each company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 for additional information regarding the two new nuclear generating units under construction at Plant Vogtle (“Plant Vogtle Units 3 and 4”), including (1) the December 31, 2015 definitive settlement agreement between Westinghouse Electric Company LLC (“Westinghouse”) and the co-owners of Plant Vogtle Units 3 and 4 (the “Vogtle Owners”), including Georgia Power, to resolve disputes under the engineering, procurement, and construction agreement between the Vogtle Owners and Westinghouse and WECTEC Global Project Services Inc. (formerly known as CB&I Stone & Webster, Inc.), (2) the Nuclear Construction Cost Recovery (“NCCR”) tariff, including the 2017 NCCR tariff filing submitted by Georgia Power on November 1, 2016 (the “2017 NCCR Tariff Filing”) and (3) the settlement agreement entered into on October 20, 2016 (the “Vogtle Cost Settlement Agreement”) by Georgia Power and the staff of the Georgia Public Service Commission (“PSC”) resolving, among other items, (a) prudence matters related to Plant Vogtle Units 3 and 4, (b) the return on equity used to calculate the NCCR tariff and the allowance for funds used during construction, and (c) the timeline for placing Plant Vogtle Units 3 and 4 into retail rate base.
On December 20, 2016, the Georgia PSC voted to approve the Vogtle Cost Settlement Agreement without modification. In connection with the approval of the Vogtle Cost Settlement Agreement, the Georgia PSC voted to approve Georgia Power's 2017 NCCR Tariff Filing which leaves in effect the current NCCR rate for calendar year 2017.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2016	THE SOUTHERN COMPANY

	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

GEORGIA POWER COMPANY

	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary